UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): March 24, 2006


                               KEYSPAN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)


                                    New York

                 (State or Other Jurisdiction of Incorporation)


        1-14161                                            11-3431358
(Commission File Number)                       (IRS Employer Identification No.)


 175 East Old Country Road, Hicksville, New York                       11801
   One MetroTech Center, Brooklyn, New York                            11201

   (Address of Principal Executive Offices)                         (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)

              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))









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Item 1.01       Entry into a Material Definitive Agreement.


On March 24, 2006, KeySpan entered into a Letter Agreement with Mr. Gerald Luterman, Executive Vice President and Chief Financial Officer to provide Mr. Luterman with separation benefits at his current level of three times base salary pursuant to the Change of Control Plan without regard to his age as of any date of termination. A copy of Mr. Luterman's Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

KeySpan also entered into an Agreement and Waiver of Rights and Claims with Ms. Lenore F. Puleo, Executive Vice President - Shared Services on March 24, 2006. Ms. Puleo has elected to retire from KeySpan effective April 1, 2006. As an officer of KeySpan, Ms. Puleo was a participant under KeySpan's Change of Control Plan with a benefit level of three. This Agreement provides for, among other things, that Ms. Puleo will receive a lump sum benefit of one times her salary upon her termination and that if there is a change of control pursuant to the Change of Control Plan by March 31, 2008, that she shall be entitled to benefits thereunder, less the lump sum benefit paid upon her retirement. A copy of the Agreement is attached hereto as Exhibits 10.2 and is incorporated herein by reference.






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Item 9.01       Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.              Exhibit Description
-----------              -------------------



10.1 Letter Agreement between KeySpan and Gerald Luterman dated March 24, 2006

10.2 Agreement and Waiver of Rights and Claims between KeySpan and Lenore F. Puleo dated as of March 24, 2006









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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       KEYSPAN CORPORATION

Dated: March 30, 2006              By: /s/John J. Bishar Jr.
                                       ---------------------
                                       Name:  John J. Bishar Jr.
                                       Title: Senior Vice President, General
                                              Counsel, Chief Governance Officer
                                              and Secretary









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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.               Exhibit Description
-----------               -------------------



10.1 Letter Agreement between KeySpan and Gerald Luterman dated March 24, 2006

10.2 Agreement and Waiver of Rights and Claims between KeySpan and Lenore F. Puleo dated as of March 24, 2006










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